Exhibit 10.1.49

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMSS6695 SOFTWARE ADDENDUM TO MASTER SOFTWARE AGREEMENT

Pursuant to and subject to the terms and conditions of the Master Software Agreement entered into between GoGo LLC (“LICENSEE”) and Qualcomm Technologies, Inc. (“QTI”) dated June 13, 2018 (the “Master Software Agreement”), the Parties hereby enter into this AMSS6695 Software Addendum to Master Software Agreement (the “AMSS6695 Addendum”) as of June 13, 2018 (the “Addendum Effective Date”).

For purposes of this AMSS6695 Addendum only, the following capitalized terms shall have the meanings set forth below. Capitalized terms not otherwise defined in this AMSS6695 Addendum shall have the meanings set forth in the Master Software Agreement.

“CSA” means that certain Components Supply Agreement dated May 31, 2018, by and between Qualcomm Technologies, Inc. (“QTI”) and LICENSEE.

“Device Software” means the AMSS6695 software designed for use with the QTI ASIC, as described more fully in Exhibit 1 (AMSS6695 SW) to this AMSS6695 Addendum.

“QTI ASIC” means [***].

“Standard Support Period” means the period beginning on the Addendum Effective Date and continuing for a period of the earlier of (i) the date on which the applicable Cases Cap (as defined in Exhibit 2 (Support Services and Fees)) has been reached, (ii) the date on which this AMSS6695 Addendum is terminated for any reason, (iii) twelve months (12) months following the Addendum Effective Date, or (iv) the date on which QTI elects to discontinue the Support Services hereunder as permitted under Section 2.8 of this AMSS6695 Addendum.

“Support Fee” means the fee associated with the provision of Support Services as set forth on Exhibit 2 (Support Services and Fees) to this AMSS6695 Addendum.

“Support Services” means those services as more particularly described in Exhibit 2 (Support Services and Fees) to this AMSS6695 Addendum, and subject to payment of a Support Fee.

1.	Device Software and QTI ASIC.

1.1	Subject to the terms and conditions of the Master Software Agreement, LICENSEE hereby agrees to license the Device Software from QTI.

1.2

Subject to the terms and conditions of the Master Software Agreement, LICENSEE may only use the Device Software in LICENSEE Products that incorporate the QTI ASIC in accordance with Section 3.1 (Right to Use Software for Commercial Purposes).

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2.	Support Services.

2.1

Subject to the terms and conditions of the Master Software Agreement and this AMSS6695 Addendum, and in addition to the provision of bug fixes and upgrades to the Software as set forth in Section 2.1 (Delivery of Software) of the Master Software Agreement during the Standard Support Period, QTI will use commercially reasonable efforts to perform Support Services during the Standard Support Period. All Support Services shall be provided at QTI’s or its affiliates facilities unless otherwise specified by QTI.

2.2

Support Services shall be limited to the Device Software. LICENSEE may only request and use such Support Services in conjunction with LICENSEE’s use of the Device Software in LICENSEE Products that incorporate the QTI ASIC.

2.3

QTI’s obligation to provide Support Services shall be conditioned upon (i) LICENSEE placing the required purchase order(s) for the Support Services in the amount of the applicable Support Fee as provided below, and (ii) QTI’s receipt from LICENSEE of the applicable Support Fee in full as provided below. Until such time that both conditions are met, QTI shall have no obligation to provide, and LICENSEE shall have no right to request or receive, any Support Services hereunder.

2.4

QTI IS PROVIDING THE SUPPORT SERVICES ON AN “AS IS’ BASIS. TO THE MAXIMUM EXTENT PERMITTED BY LAW, QTI, ITS AFFILIATES, AND THEIR RESPECTIVE LICENSOR(S) AND SUPPLIER(S) EACH EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT FOR THE SUPPORT SERVICES.

2.5

The limitations of liability provided for in Section 9 (LIMITATION OF LIABILITY) of the Master Software Agreement shall apply to the Support Services except that the references to “Software” and “Up-front Fee” in said provision shall be replaced with references to “Support Services” and “Support Fee”, respectively, when referring to Support Services.

2.6	For the purpose of Section 5 (INTELLECTUAL PROPERTY) of the Master Software Agreement, the references to “Software” shall be deemed to include Support Services.

2.7

LICENSEE may request QTI provide support for services other than those set forth on Exhibit 2 (Support Services and Fees). QTI shall have the sole discretion to accept/reject any such request, and if QTI agrees to offer such support to LICENSEE it shall be made available subject to a separate agreement between the Parties and payment by LICENSEE of an additional Support Fee to QTI in an amount to be mutually agreed upon by the Parties.

2.8

In addition to QTI’s termination rights provided elsewhere in this AMSS6695 Addendum and the Master Software Agreement, QTI shall also have the right at any time during the Standard Support Period to elect to discontinue, without penalty, the provision of Support

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Services to LICENSEE for any reason. In such instance, QTI shall notify LICENSEE of such election in writing (e-mail notification is acceptable) at which point (i) such discontinuation shall take effect upon the date of such notification and QTI shall have no further obligation to provide any Support Services from such date, and [***].

3.	Fees and Payment Terms.

3.1	Up-Front Fee. [***].

3.2

Support Fee. Concurrently with the execution of this AMSS6695 Addendum, LICENSEE shall place a purchase order with QTI for the Support Fee associated with the Support Services LICENSEE has elected to receive. LICENSEE shall submit such purchase order for “AMSS6695 CE Services” to SWsupport_POs@qti.qualcomm.com. Upon receipt of the purchase order, QTI shall invoice LICENSEE for the Support Fee and such Support Fee is due and payable upon LICENSEE’s receipt of the invoice. Upon QTI’s receipt of the Support Fee, QTI shall provide the Support Services to LICENSEE. The Support Fee shall be [***] except as provided below in this Section 3 and as provided above in Section 2.8 of this AMSS6695 Addendum.

3.3

If LICENSEE does not place a purchase order and remit payment to QTI of the Support Fee as set forth herein, QTI shall have no obligation to provide, and LICENSEE shall have no right to receive, any Support Services other than QTI shall continue to provide bug fixes and upgrades to the Device Software in accordance with Section 2.1 (Delivery of Software) of the Master Software Agreement during the Standard Support Period.

3.4	[***].

[***].

4.       Miscellaneous. If there is a conflict between the terms and conditions of the Master Software Agreement and this AMSS6695 Addendum, the terms and conditions of this AMSS6695 Addendum shall govern with respect to the subject matter hereunder.

The Parties agree that upon execution of this AMSS6695 Addendum by both Parties, this AMSS6695 Addendum shall become a part of the Master Software Agreement. This AMSS6695 Addendum shall commence on the Addendum Effective Date and shall, unless earlier terminated in accordance with Section 7.3 (Termination of The Agreement or Software Addendum) [check to make sure this section reference is correct of the Master Software Agreement, continue until any termination of the Master Software Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this AMSS6695 Addendum to be executed as of the Addendum Effective Date first set forth above.

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Qualcomm Technologies, Inc.		GoGo LLC

By:	/s/ Christoper Collato	By:	/s/ Michael A. Begler
Print Name:	Christopher Collato	Print Name:	Michael A. Begler
Title:	Staff Financial Analyst	Title:	SVP, Production Operations

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EXHIBIT 1

AMSS6695 SW

The AMSS6695 SW is scheduled to contain the following features and will be designed to operate generally in accordance with the following standards:

ASIC Hardware Compatibility

*	[***]

CDMA Standards:

*	[***]

WCDMA Standards

*	[***]

GSM/GPRS/EGPRS Modem

*	[***]

Other Modem Features

*	[***]

LICENSEE acknowledges and understands that the AMSS6695 SW is not designed to operate in accordance with each and every provision of the foregoing standards. QTI has noted certain exceptions to the standards below. This list of exceptions is not intended to be an all-inclusive list and there may be additional exceptions that are not identified in this Exhibit.

THE FOLLOWING FEATURES ARE NOT SUPPORTED IN ANY RELEASE OF THE SOFTWARE:

IS-2000 Release 0 Exceptions:

*	[***]

IS-707 Exceptions:

*	[***]

IS-683 Exceptions:

(Note: the messages listed below are supported only in limited part)

[***]

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EXHIBIT 2

Support Services and Fees

QTI will have the right to determine, in its sole discretion, the method, details and means to perform the Support Services during the Standard Support Period and reserves the right to have such Support Services performed by one or more of QTI’s affiliates or subcontractors. QTI shall provide bug fixes and upgrades to the Device Software in accordance with Section 2.1 (Delivery of Software) of the Master Software Agreement.

Support Services shall consist of the following:

Planning:

[***]

Design:

[***]

Technical Support:

[***]

Support Fees:

	Fee	No. of Cases (the “Case Cap”)
Support Services	[***]	[***]

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